FUNDX CONSERVATIVE UPGRADER FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2021 (UNAUDITED)

Shares			Value
		Investment Companies: 99.1%
		Bond Funds:
124,827		Delaware Ivy High Income Fund - Class I	$877,531
79,929		Fidelity Advisor High Income Advantage Fund - Class I	947,158
164,991		Fidelity Capital & Income Fund	1,849,553
68,841		Loomis Sayles Bond Fund - Institutional Class	937,609
153,011		Metropolitan West High Yield Bond Fund - Class I	1,629,566
157,544		Osterweis Strategic Income Fund	1,811,752
74,349		Pioneer Strategic Income Fund - Class Y	800,000
15,000		SPDR Bloomberg Barclays High Yield Bond ETF	1,628,550
146,121		Thompson Bond Fund	1,595,638
		Total Bond Funds 13.4%	12,077,357
		Core Funds:
9,877		Ariel Fund - Institutional Class	825,656
10,433		Fidelity Advisor Growth Opportunities Fund - Class I	1,652,857
22,000		First Trust Rising Dividend Achievers ETF	1,139,380
18,500		Invesco BuyBack Achievers ETF	1,784,715
9,300		Invesco S&P 500 Pure Growth ETF	1,960,626
26,600		Invesco S&P 500 Pure Value ETF	2,150,078
33,500		iShares MSCI KLD 400 Social ETF	3,112,820
18,800		iShares MSCI USA Quality Factor ETF	2,736,528
14,400		iShares S&P 100 ETF	3,155,472
27,000		iShares S&P Mid-Cap 400 Value ETF	2,988,360
25,202		Oakmark Fund - Advisor Class	3,002,068
53,204		Transamerica Capital Growth - Class I	2,509,079
		Total Core Funds 29.9%	27,017,639
		Total Return Funds:
199,937		Fidelity Advisory Balanced Fund - Class I	5,860,143
207,693		Fidelity Asset Manager 70% Fund	6,000,246
184,438		Fidelity Puritan Fund	5,016,723
524,581		Fidelity Real Estate Income Fund	7,239,212
146,183		FPA Crescent Fund - Investor Class	5,410,233
126,389		Oakmark Equity and Income Fund - Advisor Class	4,327,565
39,345		Permanent Portfolio - Class I	1,962,926
293,826		PIMCO TRENDS Managed Futures Strategy Fund - Institutional Class	3,387,809
125,702		T.Rowe Price Capital Appreciation Fund - Class I	4,649,710
440,487		Vanguard Market Neutral Fund - Investor Class^	4,845,361
24,332		Vanguard Wellesley Income Fund - Admiral Class	1,706,391
		Total Total Return Funds 55.8%	50,406,319
		Total Investment Companies
		(Cost $84,545,757)	89,501,315
		Short-Term Investments: 1.3%
1,171,912		Fidelity Investments Money Market Government Portfolio - Institutional Class, 0.01%#	1,171,912
		Total Short-Term Investments
		(Cost $1,171,912)	1,171,912
		Total Investments: 100.4%
		(Cost $85,717,669)	90,673,227
		Liabilities in Excess of Other Assets: (0.4)%	(367,537)
		Net Assets: 100.0%	$90,305,690

	^	A portion of the securities held by the Fund are considered to be illiquid. The fair value total of the portion of all such illiquid securities is $1,565,941 (representing 1.7% of net assets).
	#	Annualized seven-day yield as of December 31, 2021.

Summary of Fair Value Disclosure
December 31, 2021 (Unaudited)

Investments of the FundX Conservative Fund (the "Fund") in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Fund’s investments in investment companies are furnished by an independent pricing service that has been approved by the Fund’s board of directors. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith or under the direction of the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2021, the Fund did not hold fair valued securities.

The Fund may utilize various methods to measure the fair value of some of its investments. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2021:

FundX Conservative Upgrader Fund	Level 1	Level 2	Level 3	Total
Investment Companies	$89,501,315	$-	$-	$89,501,315
Short-Term Investments	1,171,912	-	-	1,171,912
Total Investments in Securities	$90,673,227	$-	$-	$90,673,227